                                                                  [Pioneer Logo]



Pioneer
Tax-Free
Income Fund

ANNUAL REPORT 12/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         24

Notes to Financial Statements                31

Report of Independent Public Accountants     36

Trustees, Officers and Service Providers     37

Pioneer Tax-Free Income Fund

LETTER FROM THE CHAIRMAN 12/31/99

Dear Shareowner,
--------------------------------------------------------------------------------
In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

We know it's challenging to digest all this information. But no one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend may not help you to reach the financial goals for which you are aiming. We think a well reasoned investment plan will.

As in any other year, the first few months of this year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

I encourage you to read on to learn more about Pioneer Tax-Free Income Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.



Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Tax-Free Income Fund

PORTFOLIO SUMMARY 12/31/99

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[Pie Chart]

AAA 64%
AA 23%
A 11%
Short-Term Cash Equivalents 2%

[End Pie Chart]


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[Pie Chart]

0-2 Years 2.4%
2-5 Years 15.1%
5-7 Years 13.4%
7-10 Years 12.5%
10-20 Years 42.7%
20+ Years 13.9%

[End Pie Chart]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)



 1. South Carolina Public Service Authority Revenue, 6.625%,
    Prerefunded, 7/1/02                                                     2.87%
 2. Metropolitan Pier & Exposition Authority Dedicated State Tax
    Revenue, 8.5%, 6/15/06                                                  2.66
 3. McGee Creek Authority Water Revenue, 6.0%, 1/1/23                       2.09
 4. Hastings Electric System Revenue, 6.3%, 1/1/19                          2.06
 5. Will County, Illinois Environmental Revenue, 6.4%, 4/1/26               1.94
 6. District of Columbia Water & Sewer Authority, 5.5%, 10/1/23             1.64
 7. South East Public Service Authority, 5.0%, 7/1/15                       1.62
 8. Oklahoma State Turnpike Authority Revenue, 6.125%, 1/1/20               1.43
 9. Walled Lake School District General Obligation, Series I, 5.5%, 5/1/22  1.43
10. Grand Island Sanitation Sewer Revenue, 6.0%, 4/1/14                     1.36

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

PERFORMANCE UPDATE 12/31/99                            CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/99   12/31/98
                 $10.98     $12.02


Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.514      $0.011          $0.013

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.


-----------------------------------------
Average Annual Total Returns
(As of December 31, 1999)

             Net Asset    Public Offering
Period         Value          Price*
10 Years       6.41%          5.92%
5 Years        6.02           5.05
1 Year        -4.29          -8.63
-----------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000

[Mountain Chart]

        Pioneer Tax-Free Income Fund*       Lehman Brothers Municipal Bond Index
12/89    9550                               10000
        10257                               10729
12/91   11538                               12032
        12545                               13094
12/93   14174                               14702
        13270                               13941
12/95   15504                               16376
        16057                               17101
12/97   17492                               18676
        18576                               19887
12/99   17779                               19449

[End Mountain Chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

PERFORMANCE UPDATE 12/31/99                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/99   12/31/98
                 $10.90     $11.93


Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.421      $0.011          $0.013

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.


----------------------------------------
Average Annual Total Returns
(As of December 31, 1999)

                     If          If
Period              Held      Redeemed*
Life of Fund
(4/28/95)           3.97%       3.63%
1 Year             -5.01       -8.66
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000

[Mountain Chart]


        Pioneer Tax-Free Income Fund*       Lehman Brothers Municipal Bond Index
4/95    10000                               10000
        10155                               10229
        10360                               10523
12/95   10794                               10957
        10580                               10825
        10616                               10908
        10858                               11158
12/96   11080                               11443
        10993                               11416
        11367                               11811
        11682                               12167
12/97   11984                               12497
        12077                               12641
        12243                               12832
        12652                               13227
12/98   12634                               13307
        12639                               13406
        12330                               13169
        12152                               13116
12/99   11817                               13013

[End Mountain Chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

PERFORMANCE UPDATE 12/31/99                            CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/99   12/31/98
                 $10.91     $11.94


Distributions per Share   Income      Short-Term      Long-Term
(12/31/98 - 12/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.431      $0.011          $0.013

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

---------------------------------------
Average Annual Total Returns
(As of December 31, 1999)

                     If          If
Period              Held      Redeemed*
Life of Fund
(1/31/96)           2.66%       2.66%
1 Year             -4.93       -4.93
---------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


Growth of $10,000

[Mountain Chart]

        Pioneer Tax-Free Income Fund*       Lehman Brothers Municipal Bond Index
1/96    10000                               10000
         9766                                9805
6/96     9791                                9880
        10006                               10107
12/96   10219                               10364
        10148                               10340
6/97    10493                               10697
        10792                               11020
12/97   11070                               11319
        11137                               11449
6/98    11300                               11623
        11667                               11980
12/98   11660                               12052
        11665                               12142
6/99    11379                               11928
        11226                               11880
12/99   11086                               11787

[End Mountain Chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/99

December 31, 1999 ended a difficult year for most fixed-income securities as the Federal Reserve Board raised short-term interest rates in an attempt to slow economic activity. In the following discussion, Sherman B. Russ, co-head of Pioneer's fixed-income management team, discusses some of the factors affecting municipal bonds and how your Fund responded.

Q: Considering the rough market conditions in 1999, how did Pioneer Tax-Free
   Income Fund weather the storm?

A: For the 12 months that ended December 31, 1999, the Fund's Class A shares suffered a negative total return based on a net asset value of 4.29%, slightly ahead of the average return of the 265 general municipal debt funds followed by Lipper Inc., which registered a negative return of 4.63%. (Lipper is an independent firm that tracks fund performance.) The Fund's Class B and Class C shares had posted returns based on net asset value of -5.01% and -4.93%, respectively.

   From an income perspective, the Fund produced an attractive level of tax-free returns while maintaining its high standards of credit quality. (Quality ratings apply to underlying portfolio securities and not to fund shares.) Class A shares provided a 30-day tax-free yield of 4.86%, as of December 31, 1999. That matches a taxable yield of 8.04% for investors in the 39.6% maximum federal tax bracket.

Q: The path of interest rates changed course during the period, resulting in an erosion of bond values. Why were conditions so challenging?

A: There were two primary reasons. First, interest rates rose sharply because of a dramatic turnaround in investor expectations. As the year began, interest rates were at extraordinarily low levels in the aftermath of 1998's international financial crisis. The Federal Reserve Board had cut short-term rates in the final months of 1998 to keep the U.S. economy strong enough to help stimulate economies worldwide. Instead of faltering, however, the U.S. economy remained vibrant; and many foreign economies - especially in Asia - recovered faster and hardier than investors expected. By mid-year, worries about excessive economic growth and a revival of inflation prompted investors to push yields higher and bond prices lower. Meanwhile, the Federal Reserve Board

Pioneer Tax-Free Income Fund

   raised short-term interest rates three times in 1999, bringing levels back to where they were prior to the international crisis. The yield on long-term bonds, as measured by the 30-year U.S. Treasury bond, rose to 6.48% from 5.09% during the course of 1999. The result: long-term Treasury bonds generated a return of -8.96% in 1999, which stood in stark contrast to the 13.06% return produced only one year earlier as interest rates fell.

   The second challenge, which was specific to municipal bonds, was an increase in the supply of municipal debt securities at a time when there was a lack of new money flowing into the demand side of the market. Liquidity, especially in the long maturity sector of the market, was problematic as tax-free bond funds sustained outflows for the first time in many years. In addition, insurance companies - typically active buyers of municipal bonds - had little cash to invest. The heavy storms of 1999 caused the firms to use their cash to pay claims instead. The combination of events was particularly hard on the municipal bond market.

Q: How did you limit the effects of these developments on the Fund?

A: We continued to emphasize income to help offset some of the price declines.
   We sold bonds with lower coupons (stated rate of interest) and reinvested proceeds in bonds with higher coupons to help boost the Fund's income stream.

   We also worked to shorten duration as a means to help cushion the price declines triggered by rising rates. Expressed in years, duration measures a bond's price sensitivity to changes in interest rates. Shortening duration reduces sensitivity to changes in interest rates - enhancing price stability. Conversely, lengthening duration causes greater sensitivity - and greater price movement - as interest rates change. However, the rough market conditions and the way most municipal bonds are structured limited the degree to which we could shorten duration.

   Early in 1999, your Fund's assets merged with those of Pioneer Intermediate Tax-Free Fund, helping to improve the portfolio's overall liquidity and management efficiency. Specifically, we consolidated positions by selling smaller investments and directing proceeds into larger existing positions. We also emphasized investments in larger-sized bond offerings, which typically provide greater market liquidity.

Pioneer Tax-Free Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/99                           (continued)

   As always, credit quality remained a chief focus of the Fund. At the end of 1999, the Fund's average quality was AAA. In addition, consistent with the Fund's conservative mandate, the portfolio was broadly diversified across 179 issues representing 45 states.

Q: What is your outlook for municipal bonds and the Fund?

A: We're watching the direction of interest rates and continuing to monitor cash flows in the municipal bond market. We think the Federal Reserve Board will stay on top of potential inflation by raising short-term interest rates until economic growth shows signs of braking. As concerns of inflation abate, we would expect market conditions to become far more hospitable to bond investors.

   Meanwhile, we see some positive developments. Much of the bad news about interest rate hikes seem to be built into investor expectations and, consequently, into current price levels. The same factors also should provide some stability to municipal bond prices. Further, the start of each year is generally a good seasonal period for municipal bonds. Typically, many interest payments and dividend distributions are paid to investors in January. Historically, municipal bonds have been a destination for this cash, pushing up demand for the securities. At the same time, supply tends to dwindle in January because many municipalities aim to issue their bonds before year end. The combination of stronger demand and lower supply works in favor of municipal bond values.

   At current prices, we think municipal bonds offer attractive longer-term value. Typically, tax-free yields have offered 80%-85% of the taxable yields of U.S. Treasury securities with comparable maturities. At the end of December 1999, however, municipal bond yields rivaled their taxable counterparts, generating between 90% and 95% of the yields of U.S. Treasurys. In other words, municipal bond investors received nearly the same yield as investors in U.S. Treasurys - only the municipal bond yields are generally tax free.

   Although market conditions were challenging in 1999, short-term disruptions often lay the groundwork for longer-term opportunity. We think that is the case with municipal bonds. At current prices and yields, we believe your Fund can offer attractive long-term value for investors seeking tax-advantaged income from a high quality portfolio of municipal bonds.

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                      Value
                                TAX-EXEMPT OBLIGATIONS - 97.7%
                                Alabama - 0.2%
$1,000,000      AAA/Aaa         Jefferson County Alabama Sewer
                                Revenue, 5.0%, 2/1/33                    $   824,860
                                                                         -----------
                                Arizona - 3.1%
 1,000,000      AA/Aa2          Arizona State Transportation Board
                                Highway Revenue, 6.0%, 7/1/08            $ 1,063,580
 1,500,000      AAA/Aaa         Kyrene School District, 6.0%, 7/1/14       1,537,335
 1,000,000      AAA/Aaa         Maricopa County School District,
                                7.0%, 7/1/07                               1,112,970
 1,000,000      AAA/Aaa         Maricopa County School District,
                                7.0%, 7/1/08                               1,107,120
 1,000,000      AA-/Aa3         Phoenix Civic Improvement
                                Corporation Water System
                                Revenue, 6.5%, 7/1/06                      1,080,650
 1,000,000      AA/Aa2          Salt River Project Agricultural
                                Improvement and Power District
                                Revenue, 5.75%, 1/1/07                     1,043,240
 2,400,000      AAA/Aaa         Scottsdale Memorial Hospital, 5.5%,
                                9/1/12                                     2,428,200
 2,200,000      AAA/Aaa         Tempe School District, 7.0%, 7/1/08        2,485,406
                                                                         -----------
                                                                         $11,858,501
                                                                         -----------
                                California - 0.5%
 1,000,000      AA-/Aa3         California State General Obligation,
                                6.0%, 9/1/09                             $ 1,067,380
 1,000,000      AAA/Aaa         California State General Obligation,
                                4.625%, 4/1/14                               889,700
                                                                         -----------
                                                                         $ 1,957,080
                                                                         -----------
                                Colorado - 2.6%
   535,000      NR/Aa2          Colorado Housing Finance Authority,
                                Series C-2, 7.45%, 6/1/17                $   567,335
 2,755,000      NR/Aa2          Colorado Housing Finance Authority,
                                Series A-1, 7.4%, 11/1/27                  2,966,694
 1,140,000      NR/Aa2          Colorado Housing Finance Authority,
                                Series B-2, 7.45%, 11/1/27                 1,240,263

The accompanying notes are an integral part of these financial statements.    9

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                    Value
                               Colorado - (continued)
$ 500,000      NR/Aa2          Colorado Housing Finance Authority,
                               Series A-3, 7.0%, 11/1/16                $  530,560
  500,000      NR/Aa2          Colorado Housing Finance Authority,
                               Series C-1, 7.55%, 11/1/27                  539,035
3,575,000      AAA/Aaa         Douglas County School District
                               Region 1, 7.0%, 12/15/13                  4,100,168
                                                                        ----------
                                                                        $9,944,055
                                                                        ----------
                               Connecticut - 1.3%
1,000,000      AA/Aa3          Connecticut State General Obligation,
                               6.0%, 10/1/04                            $1,054,250
3,700,000      AA/Aa3          Connecticut State General Obligation,
                               6.0%, 3/15/12                             3,926,847
                                                                        ----------
                                                                        $4,981,097
                                                                        ----------
                               Delaware - 0.4%
1,395,000      NR/Aa3          State of Delaware Housing Authority
                               Revenue, 6.45%, 7/1/13                   $1,415,660
                                                                        ----------
                               District of Columbia - 1.6%
6,550,000      AAA/Aaa         District of Columbia Water & Sewer
                               Authority, 5.5%, 10/1/23                 $6,098,443
                                                                        ----------
                               Florida - 2.3%
1,275,000      A/NR            Clearwater Housing Authority, 5.4%,
                               5/1/13                                   $1,227,991
1,000,000      AA/Aa3          Gainesville Florida Utilities System
                               Revenue, 5.75%, 10/1/06                   1,047,390
4,370,000      AAA/Aaa         Hillsborough County Revenue, 5.5%,
                               7/1/14                                    4,344,130
  770,000      NR/Aaa          Manatee County Housing Revenue,
                               7.2%, 5/1/28                                819,727
1,500,000      NR/Aaa          Martin County Florida Utilities
                               Revenue, 5.0%, 10/1/18                    1,340,145
                                                                        ----------
                                                                        $8,779,383
                                                                        ----------
                               Georgia - 0.3%
1,000,000      AA/Aa1          Georgia Private Colleges &
                               Universities Revenue, 5.5%,
                               11/1/05                                  $1,031,590
                                                                        ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                           Value
                                Illinois - 12.9%
$5,000,000      AAA/Aaa         Chicago Board of Education, 5.75%,
                                12/1/27                                       $ 4,728,100
 1,500,000      AAA/Aaa         Chicago Lakefront Millennium Parking
                                Facilities, 5.125%, 1/1/28                      1,274,880
 3,830,000      AAA/Aaa         Chicago Illinois Board of Education
                                School Reform Board, 5.25%,
                                12/1/17                                         3,540,797
 5,000,000      AAA/Aaa         Chicago Illinois Public Building
                                Commercial Building Revenue,
                                5.25%, 12/1/15                                  4,721,400
 1,490,000      NR/Aaa          Chicago Illinois Single Family
                                Mortgage, 6.3%, 9/1/29                          1,504,677
 1,730,000      NR/Aaa          Chicago Illinois Single Family
                                Mortgage, 6.45%, 9/1/29                         1,754,929
 1,000,000      AA/Aa1          Illinois Educational Facilities Authority,
                                Northwestern University Revenue,
                                5.5%, 12/1/13                                     996,420
 1,145,000      A+/A1           Illinois Housing Development
                                Authority Revenue Multi-Family
                                Housing, 7.0%, Prerefunded,
                                7/1/21+*                                        1,292,785
 5,000,000      AAA/Aaa         Illinois State General Obligation,
                                5.75%, 5/1/21                                   4,792,250
 8,355,000      AA-/Aa3         Metropolitan Pier & Exposition
                                Authority Dedicated State Tax
                                Revenue, 8.5%, 6/15/06+                         9,881,488
 4,015,000      AA-/Aa3         Metropolitan Pier & Exposition
                                Authority Dedicated State Tax
                                Revenue, 6.5%, 6/15/27+                         4,306,248
 3,000,000      AAA/Aaa         University of Illinois Revenue, 5.75%,
                                1/15/16                                         2,965,890
 7,185,000      AAA/Aaa         Will County, Illinois Environmental
                                Revenue, 6.4%, 4/1/26                           7,216,973
                                                                              -----------
                                                                              $48,976,837
                                                                              -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                     Value
                                Indiana - 5.0%
$1,000,000      AAA/Aaa         Goshen Multi-School Building Corp.,
                                5.6%, Prerefunded, 7/15/07**            $ 1,019,838
   750,000      AAA/NR          Indiana Bond Bank State Revolving
                                Fund, 6.75%, 2/1/17                         802,905
 3,500,000      AA/Aa3          Indiana Health Facilities Authority,
                                5.5%, 2/15/16                             3,248,875
   965,000      NR/Aaa          Indiana State Housing Finance
                                Authority, Single Family Mortgage
                                Revenue, 5.95%, 7/1/13                      972,566
 1,000,000      AAA/Aaa         Indiana University Revenue, 5.8%,
                                11/15/10                                  1,043,370
 1,400,000      AA/NR           Indianapolis Local Public
                                Improvement Board Revenue,
                                6.75%, 2/1/14                             1,546,874
 3,400,000      AA/Aa           Indianapolis Local Public
                                Improvement Board Revenue,
                                6.0%, 1/10/20                             3,450,898
 1,000,000      A+/A2           Lawrence Township Metropolitan
                                School District Revenue, 6.75%,
                                7/5/13                                    1,107,730
 3,200,000      AA-/Aa2         Petersburg Indiana Pollution and
                                Control Revenue, 5.4%, 8/1/17             3,024,864
 2,740,000      AAA/Aaa         Sarah Scott Middle School Revenue,
                                5.75%, 1/15/19                            2,650,731
                                                                        -----------
                                                                        $18,868,651
                                                                        -----------
                                Iowa - 0.3%
 1,000,000      NR/A            Iowa Finance Authority Revenue
                                Correctional Facility Program,
                                5.55%, 6/15/10                          $ 1,012,390
                                                                        -----------
                                Kansas - 0.4%
 1,500,000      AA+/Aa2         Kansas State Department
                                Transportation Highway Revenue,
                                6.125%, 9/1/09                          $ 1,611,090
                                                                        -----------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                    Value
                                Kentucky - 0.6%
$1,095,000      AAA/Aaa         Kenton County Water District #1,
                                5.8%, 2/1/15                            $1,112,487
 1,000,000      AAA/Aaa         Kentucky State Turnpike Authority,
                                Economic Development Revenue,
                                5.25%, 7/1/05                            1,017,660
                                                                        ----------
                                                                        $2,130,147
                                                                        ----------
                                Louisiana - 0.8%
 3,000,000      NR/Aaa          New Orleans Home Mortgage
                                Authority, 6.25%, 1/15/11+              $3,229,500
                                                                        ----------
                                Maine - 0.3%
 1,000,000      AAA/Aaa         Maine State Turnpike Authority
                                Turnpike Revenue, 6.0%, 7/1/05          $1,053,950
                                                                        ----------
                                Maryland - 0.3%
 1,200,000      AA+/Aa3         University of Maryland System
                                Auxiliary Facility and Tuition
                                Revenue, 5.4%, 4/1/06                   $1,232,844
                                                                        ----------
                                Massachusetts - 4.5%
 1,130,000      AAA/Aaa         Massachusetts Housing Finance
                                Agency, 5.95%, 7/1/18                   $1,124,983
 3,000,000      AAA/Aaa         Massachusetts State General
                                Obligation, 6.5%, 11/1/07+               3,242,640
 2,000,000      AAA/Aaa         Massachusetts State General
                                Obligation, 5.75%, 8/1/10                2,077,680
 1,000,000      AAA/Aaa         Massachusetts State Water Pollution
                                Abatement Trust Sewer Revenue,
                                6.0%, 2/1/07                             1,061,310
 1,750,000      AAA/Aaa         Plymouth County Massachusetts
                                Correctional Facility, 5.0%, 4/1/22      1,481,410
 2,000,000      AAA/Aaa         South Essex Massachusetts Sewer
                                District, Series B, 5.25%, 6/15/18       1,836,000
 1,325,000      AAA/Aaa         Worcester General Obligation, 6.15%,
                                5/1/09+                                  1,423,567

The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                     Value
                                Massachusetts - (continued)
$1,440,000      AAA/Aaa         Worcester General Obligation, 6.2%,
                                5/1/10+                                 $ 1,550,462
 1,460,000      AAA/Aaa         Worcester General Obligation, 6.25%,
                                5/1/11+                                   1,575,398
 1,450,000      AAA/Aaa         Worcester General Obligation, 6.3%,
                                5/1/12+                                   1,567,972
                                                                        -----------
                                                                        $16,941,422
                                                                        -----------
                                Michigan - 4.1%
 1,000,000      AAA/Aaa         Detroit Michigan Water Supply
                                Revenue, 5.75%, 7/1/11                  $ 1,037,510
 1,455,000      AAA/Aaa         Grand Rapids Community College,
                                5.375%, 5/1/16                            1,382,803
 2,175,000      AAA/Aaa         Holly Michigan Area School District,
                                5.625%, 5/1/15+                           2,267,981
 3,445,000      AAA/Aaa         Jenison Michigan Public Schools,
                                5.25%, 5/1/16                             3,256,869
 2,500,000      AA+/Aa1         Michigan Municipal Bond Authority,
                                5.625%, 10/1/19                           2,406,075
 5,715,000      AAA/Aaa         Walled Lake School District General
                                Obligation, Series I, 5.5%, 5/1/22        5,305,806
                                                                        -----------
                                                                        $15,657,044
                                                                        -----------
                                Minnesota - 1.1%
   750,000      NR/A2           Minnesota State Higher Education
                                Facilities Authority Revenue,
                                5.625%, 10/1/16                         $   724,298
 1,450,000      AA+/Aa2         Minnesota State Housing Finance
                                Agency, Series H, 6.55%, 7/1/11           1,478,739
   990,000      AA/Aa2          Minnesota State Housing Finance
                                Agency, 6.9%, 8/1/12                      1,028,986
 1,000,000      AA/Aa2          Minnesota University, 5.75%, 7/1/18         995,490
                                                                        -----------
                                                                        $ 4,227,513
                                                                        -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                     Value
                                Missouri - 3.1%
$2,100,000      AAA/Aaa         Missouri Environmental Improvement
                                and Energy Resources Authority,
                                6.05%, 7/1/16                           $ 2,122,890
 2,820,000      AAA/NR          Missouri Housing Development,
                                Series B-2, 6.4%, 3/1/29                  2,831,900
 5,000,000      NR/Aaa          Northwest Missouri University, 4.7%,
                                6/1/18                                    4,175,300
 2,500,000      AAA/Aaa         Poplar Bluff School District, 5.8%,
                                3/1/11                                    2,560,600
                                                                        -----------
                                                                        $11,690,690
                                                                        -----------
                                Montana - 0.3%
 1,250,000      A2/NR           Montana State Higher Education
                                Assistance Corp. Student Loan
                                Revenue, 5.5%, 12/1/31                  $ 1,118,600
                                                                        -----------
                                Nebraska - 3.7%
 5,000,000      NR/A            Grand Island Sanitation Sewer
                                Revenue, 6.0%, 4/1/14                   $ 5,043,550
 7,500,000      A/A3            Hastings Electric System Revenue,
                                6.3%, 1/1/19                              7,642,050
 1,325,000      AAA/Aaa         Municipal Energy Agency of Nebraska
                                Revenue, 6.0%, 4/1/08                     1,398,431
                                                                        -----------
                                                                        $14,084,031
                                                                        -----------
                                Nevada - 0.0%
    40,000      AA/Aa2          Nevada Housing Division Single
                                Family Program Revenue, 8.0%,
                                4/1/09                                  $    40,119
                                                                        -----------
                                New Hampshire - 0.2%
 1,000,000      NR/Aaa          New Hampshire Higher Educational &
                                Health Facilities, 5.0%, 6/1/28         $   845,220
                                                                        -----------
                                New Jersey - 0.3%
 1,000,000      AA+/Aa1         New Jersey Sales Tax General
                                Obligation, 5.8%, 2/15/07               $ 1,049,700
                                                                        -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                    Value
                                New Mexico - 2.1%
$2,600,000      AA/Aa3          Bernalillo County Gross Receipts Tax
                                Revenue, 5.75%, 4/1/21+                 $2,705,898
 2,000,000      NR/Aaa          Dona Ana County Revenue, 5.5%,
                                6/1/14                                   1,980,280
 1,215,000      AA/Aa1          New Mexico Mortgage Finance
                                Authority, 6.85%, 7/1/12                 1,242,265
 1,000,000      AAA/NR          Rio Rancho New Mexico Water &
                                Wastewater System Revenue,
                                4.75%, 5/15/16                             857,660
 1,200,000      AAA/Aaa         University of New Mexico Revenue,
                                6.55%, 8/15/25                           1,305,840
                                                                        ----------
                                                                        $8,091,943
                                                                        ----------
                                New York - 0.5%
 2,350,000      AA/Aa3          New York City Transitional Financial
                                Authority Revenue, 4.75%,
                                11/15/18                                $1,969,253
                                                                        ----------
                                North Carolina - 0.9%
 1,250,000      AA/Aa1          Charlotte Law Enforcement Project,
                                6.1%, 12/1/15                           $1,264,663
   970,000      AA/Aa3          Charlotte-Mecklenburg Hospital
                                Authority Revenue, 6.25%, 1/1/20           974,413
 1,000,000      AAA/Aaa         Franklin County Certificate
                                Participation, 6.625%, 6/1/14            1,087,610
                                                                        ----------
                                                                        $3,326,686
                                                                        ----------
                                North Dakota - 1.2%
 2,000,000      AAA/Aaa         Grand Forks Health Care Systems,
                                5.6%, 8/15/17                           $1,906,460
 1,640,000      NR/Aa3          North Dakota State Housing Finance
                                Agency Revenue, 5.8%, 7/1/18             1,570,119
 1,000,000      AAA/Aaa         State Water Community Revenue,
                                5.75%, 7/1/27                              940,960
                                                                        ----------
                                                                        $4,417,539
                                                                        ----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                      Value
                                Ohio - 1.7%
$1,050,000      AAA/Aaa         Bedford, Ohio County School District,
                                6.25%, 12/1/13                           $ 1,096,315
 2,870,000      AAA/Aaa         Cleveland Ohio General Obligation,
                                5.75%, 8/1/13                              2,957,277
   500,000      AA-/Aa2         Ohio State Building Authority
                                Revenue, 6.0%, 10/1/08                       531,215
 1,000,000      AAA/Aaa         Ohio State Turnpike Commission
                                Revenue, 5.5%, 2/15/16                       980,050
 1,000,000      AAA/Aaa         Ohio State Water Development
                                Authority Revenue, 6.0%, 12/1/06           1,059,740
                                                                         -----------
                                                                         $ 6,624,597
                                                                         -----------
                                Oklahoma - 4.6%
 1,500,000      A-/A2           Grand River Dam Authority Revenue,
                                5.75%, 6/1/06                            $ 1,559,535
 2,520,000      AAA/Aaa         Grand River Dam Authority Revenue,
                                6.25%, 6/1/11                              2,727,471
 7,700,000      AAA/Aaa         McGee Creek Authority Water
                                Revenue, 6.0%, 1/1/23                      7,769,531
 5,300,000      A+/A1           Oklahoma State Turnpike Authority
                                Revenue, 6.125%, 1/1/20                    5,311,342
                                                                         -----------
                                                                         $17,367,879
                                                                         -----------
                                Oregon - 0.8%
 2,860,000      A/Aaa           Washington County Unified Sewer
                                Agency Revenue, 6.2%,
                                Prerefunded, 10/1/04*                    $ 3,029,255
                                                                         -----------
                                Pennsylvania - 2.9%
 2,750,000      AAA/Aaa         Allegheny County Sanitary Authority
                                Revenue, 5.375%, 12/1/24                 $ 2,476,678
 1,300,000      AAA/Aaa         Lycoming County General Obligation,
                                5.8%, 11/15/22+                            1,365,013
 1,000,000      AAA/Aaa         New Kensington School District,
                                5.5%, 5/15/17+                             1,029,210
 1,300,000      AA/A1           Pennsylvania State Higher Education,
                                4.5%, 7/15/16                              1,069,848
 1,650,000      AAA/NR          Tyrone Pennsylvania Area School
                                District, 4.85%, 9/15/14                   1,469,441

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                    Value
                                Pennsylvania - (continued)
$2,095,000      AAA/Aaa         Wallenpaupack Area School District,
                                5.25%, 11/15/13                        $ 2,124,540
 2,000,000      AAA/NR          Wallingford-Swarthmore General
                                Obligation, 5.25%, 5/15/17               1,849,520
                                                                       -----------
                                                                       $11,384,250
                                                                       -----------
                                Puerto Rico - 0.7%
 2,650,000      AAA/Aaa         Puerto Rico Municipal Financial
                                Agency, 5.875%, 8/1/14                 $ 2,731,858
                                                                       -----------
                                Rhode Island - 0.2%
   860,000      AA+/Aa2         Rhode Island Housing & Mortgage
                                Finance, 6.75%, 10/1/17                $   875,635
                                                                       -----------
                                South Carolina - 5.1%
 1,790,000      AAA/Aaa         Beaufort Water & Sewer Revenue,
                                6.5%, 3/1/13                           $ 1,880,664
 1,000,000      AA/Aa2          Columbia Waterworks & Sewer
                                System Revenue, 5.5%, 2/1/09             1,023,560
 2,400,000      A+/A1           Fairfield County Pollution Control,
                                6.5%, 9/1/14                             2,543,664
 1,000,000      AA/Aa1          Greenville Waterworks Revenue,
                                6.0%, 2/1/08                             1,061,540
 1,250,000      AAA/Aaa         South Carolina Grand Strand Water &
                                Sewer Authority, 6.375%, 6/1/12          1,367,462
10,000,000      AAA/Aaa         South Carolina Public Service
                                Authority Revenue, 6.625%,
                                Prerefunded, 7/1/02*                    10,651,600
   750,000      NR/Aa2          South Carolina State Housing
                                Finance & Development Authority
                                Revenue, 6.2%, 7/1/09                      753,180
                                                                       -----------
                                                                       $19,281,670
                                                                       -----------
                                South Dakota - 0.7%
 1,235,000      NR/Aa3          South Dakota Conservancy District
                                Revenue, 5.625%, 8/1/17                $ 1,155,775
 1,255,000      AAA/Aaa         South Dakota State Lease Revenue,
                                8.0%, 9/1/05                             1,433,360
                                                                       -----------
                                                                       $ 2,589,135
                                                                       -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                     Value
                                Tennessee - 1.5%
$3,075,000      AA/NR           Chattanooga General Obligation,
                                5.25%, 9/1/17                            $2,873,218
 1,000,000      AAA/Aaa         Metropolitan Government Nashville &
                                Davidson County Sports Authority,
                                5.75%, 7/1/17                               991,300
 1,565,000      AAA/Aaa         Metropolitan Government Nashville &
                                Davidson County Water & Sewer
                                Authority, 6.0%, 1/1/07                   1,653,642
                                                                         ----------
                                                                         $5,518,160
                                                                         ----------
                                Texas - 9.9%
 2,600,000      AAA/Aaa         Alief Texas Independent School
                                District, 5.25%, 2/15/17                 $2,419,222
 4,000,000      AAA/Aaa         Brazos River Authority Texas
                                Revocable, 5.05%, 11/1/18                 3,420,520
   750,000      AAA/Aaa         Carroll Texas Independent School
                                District, 6.75%, 8/15/21                    819,495
   850,000      AAA/Aaa         Carroll Texas Independent School
                                District, 6.75%, 8/15/22                    928,277
 2,145,000      AAA/Aaa         Castleberry Independent School
                                District General Obligation, 5.7%,
                                8/15/21                                   2,052,958
 2,310,000      AAA/Aaa         Clear Creek Independent School
                                District General Obligation, 0%,
                                2/1/10                                    1,322,290
 1,800,000      A/NR            Collin County Texas Housing Financial
                                Corporation, 5.125%, 6/1/18               1,527,786
 1,305,000      NR/Aaa          Comal Independent School District
                                General Obligation, 7.0%, 2/1/07          1,434,495
 1,000,000      AAA/Aaa         Dallas-Fort Worth Texas Regional,
                                5.5%, 11/1/04                             1,029,810
 1,720,000      AAA/Aaa         Grapevine-Colleyville Independent
                                School District, 0%, 8/15/12                831,723
 2,050,000      NR/Aaa          Keller Independent School District
                                General Obligation, 0%, 8/15/10           1,138,980
 2,000,000      NR/Aaa          Kingsbridge Utility Systems Revenue,
                                5.375%, 3/1/15                            1,882,180
 1,250,000      AAA/Aaa         Lamar Texas Conservation
                                Independent School District,
                                4.75%, 2/15/20                            1,031,888

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                      Value
                                Texas - (continued)
$1,100,000      AAA/Aaa         North Forest School, 6.0%, 8/15/11       $ 1,160,236
 2,350,000      AAA/Aaa         Nueces River Authority Water Supply
                                Revenue, 5.5%, 3/1/27                      2,149,310
 1,000,000      AA/Aa1          Port Houston Authority General
                                Obligation, 5.0%, 10/1/05                  1,005,380
 1,595,000      AAA/Aaa         Port Lavaca Utility Systems Revenue,
                                5.75%, 2/15/22                             1,548,282
 3,500,000      AAA/Aaa         San Antonio Texas Water Revenue,
                                5.6%, 5/15/21                              3,302,635
 3,000,000      AAA/Aaa         Texas Public Finance Authority
                                Building Revenue, 0%, 2/1/07               2,059,710
 5,500,000      AAA/Aaa         Texas Public Finance Authority
                                Building Revenue, 0%, 2/1/08               3,561,195
 2,750,000      AAA/Aaa         Texas Public Finance Authority
                                Building Revenue, 0%, 2/1/10               1,574,155
 1,500,000      AA/Aa1          Texas State General Obligation, 5.8%,
                                10/1/04                                    1,566,795
   250,000      AAA/Aaa         University of Texas Permanent
                                University Fund, 8.0%, 7/1/04+               281,820
                                                                         -----------
                                                                         $38,049,142
                                                                         -----------
                                Utah - 2.4%
 2,500,000      AAA/Aaa         St. George Water Revenue, 5.85%,
                                6/1/20                                   $ 2,424,600
 1,630,000      AAA/Aaa         Utah State University Revenue, 4.7%,
                                12/1/12                                    1,462,746
 1,615,000      AAA/Aaa         Utah State University Revenue, 4.8%,
                                12/1/13                                    1,444,472
 3,480,000      AA/NR           Weber County Municipal Building
                                Authority Revenue, 5.75%,
                                12/15/19                                   3,252,965
   455,000      NR/Aaa          White County Water Revenue, 5.9%,
                                2/1/22                                       440,635
                                                                         -----------
                                                                         $ 9,025,418
                                                                         -----------
                                Virginia - 4.9%
 1,750,000      A+/A1           Chesapeake Water & Sewer System
                                Revenue, 6.5%, 7/1/12                    $ 1,838,113
 3,685,000      A+/A1           Chesapeake Water & Sewer System
                                Revenue, 6.4%, 7/1/17                      3,731,542

20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                        Value
                                Virginia - (continued)
$2,000,000      AAA/Aaa         Metro Expressway Authority, 5.25%,
                                7/15/17                                    $ 1,863,200
 3,000,000      AAA/Aaa         Metro Expressway Authority, 5.25%,
                                7/15/22                                      2,706,750
 2,500,000      AA/Aa2          Norfolk Virginia Industrial
                                Development Revenue, 5.625%,
                                9/15/17                                      2,395,725
 6,525,000      AAA/Aaa         South East Public Service Authority,
                                5.0%, 7/1/15                                 6,008,546
                                                                           -----------
                                                                           $18,543,876
                                                                           -----------
                                Washington - 5.7%
 3,825,000      AAA/Aaa         Central Puget Sound Regional
                                Transportation Authority, 5.25%,
                                2/1/16                                     $ 3,599,057
 2,820,000      AAA/Aaa         Clark County Public Utility District #1
                                Water Revenue, 5.5%, 1/1/15                  2,725,051
 5,000,000      AAA/Aaa         Clark County School District #37
                                Vancouver, 5.25%, 12/1/14                    4,824,350
 1,655,000      AA+/Aa1         King County General Obligation,
                                6.625%, 12/1/15                              1,772,372
 1,000,000      AAA/Aaa         King & Snohomish Counties,
                                Washington School District, 5.75%,
                                12/1/14                                      1,000,440
 2,500,000      NR/Aaa          Snohomish County Public Utility
                                District Revenue, 6.8%, 1/1/20+              2,731,150
 2,250,000      AAA/Aaa         Snohomish County School District
                                General Obligation, 5.7%, 12/1/11            2,332,688
 2,000,000      A/NR            Vancouver Washington Housing
                                Revenue, 5.5%, 3/1/28                        1,761,540
 1,000,000      AA+/Aa1         Washington State General Obligation,
                                6.0%, 5/1/02                                 1,029,610
                                                                           -----------
                                                                           $21,776,258
                                                                           -----------
                                West Virginia - 1.0%
 3,000,000      AAA/Aaa         West Virginia State Building
                                Commission, 5.375%, 7/1/21                 $ 2,771,760
 1,000,000      AAA/Aaa         West Virginia State Housing
                                Development, 7.05%, 11/1/24                  1,044,980
                                                                           -----------
                                                                           $ 3,816,740
                                                                           -----------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax-Free Income Fund
SCHEDULE OF INVESTMENTS 12/31/99                                   (continued)


                  S&P/
                Moody's
 Principal      Ratings
  Amount      (unaudited)                                                      Value
                                 Wisconsin - 0.7%
$1,430,000       AAA/Aaa         Adams-Friendship School District,
                                 6.5%, 4/1/16                           $  1,538,966
 1,000,000       AA/Aa2          Wisconsin State General Obligation,
                                 5.3%, 11/1/12                               994,410
                                                                        ------------
                                                                        $  2,533,376
                                                                        ------------
                 TOTAL INVESTMENT IN TAX-EXEMPT
                 OBLIGATIONS
                 (Cost $376,912,878) (a)                                $371,613,087
                                                                        ------------
Shares
                 TAX-EXEMPT MONEY MARKET MUTUAL
                 FUND - 2.3%
 8,930,096       Provident Institutional Municipal Fund                 $  8,930,096
                                                                        ------------
                 TOTAL TAX-EXEMPT MONEY MARKET
                 MUTUAL FUND
                 (Cost $8,930,096)                                      $  8,930,096
                                                                        ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 100%                                      $380,543,183
                                                                        ============
                 (Cost $385,842,974) (b) (c)


22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

**  A portion of this bond is partially prerefunded.

NR  Not rated.

+   Escrowed to maturity in U.S. government securities.

(a) The concentration of investments by type of obligation/market sector is as follows:

         Insured                                        47.8%
         Escrowed in U.S. Government Securities         12.3
         General Obligation                              8.5
         Cash Equivalent                                 2.3
         Revenue Bonds:
           Education                                     2.8
           Water & Sewer                                 3.8
           Hospital                                      1.1
           Housing                                       6.9
           Pollution Control                             2.8
           Electric                                      2.8
           Power                                         1.0
           Transportation                                2.1
           Other                                         5.8


(b) At December 31, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $385,842,974 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost                 $ 6,714,662
    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value                 (12,014,453)
                                                                    -----------
    Net unrealized loss                                             $(5,299,791)
                                                                    ===========

(c) At December 31, 1999, the Fund had a capital loss carryforward of $1,220,892 which will expire in 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999, aggregated $95,468,391 and $141,967,413, respectively.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund

BALANCE SHEET 12/31/99


ASSETS:
  Investment in securities, at value (including temporary cash
   investment of $8,930,096) (cost $385,842,974)                   $380,543,183
  Receivables -
    Investment securities sold                                          220,031
    Fund shares sold                                                    621,866
    Interest                                                          6,237,529
  Other                                                                  11,456
                                                                   ------------
      Total assets                                                 $387,634,065
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  2,995,911
    Fund shares repurchased                                             208,143
    Dividends                                                           455,916
  Due to affiliates                                                     293,838
  Accrued expenses                                                       96,619
                                                                   ------------
      Total liabilities                                            $  4,050,427
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $391,302,853
  Accumulated undistributed net investment income                        17,815
  Accumulated net realized loss on investments                       (2,437,239)
  Net unrealized loss on investments                                 (5,299,791)
                                                                   ------------
      Total net assets                                             $383,583,638
                                                                   ============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $368,558,621/33,560,680 shares)                $      10.98
                                                                   ============
  Class B (based on $12,519,609/1,148,077 shares)                  $      10.90
                                                                   ============
  Class C (based on $2,505,408/229,690 shares)                     $      10.91
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A                                                          $      11.50
                                                                   ============

24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

STATEMENT OF OPERATIONS
For the Year Ended 12/31/99


INVESTMENT INCOME:
  Interest                                                                 $ 22,372,870
                                                                           ------------
EXPENSES:
  Management fees                                          $2,005,180
  Transfer agent fees
    Class A                                                   446,910
    Class B                                                    17,393
    Class C                                                     5,107
  Distribution fees
    Class A                                                   989,586
    Class B                                                   128,354
    Class C                                                    40,268
  Administrative fees                                         103,305
  Custodian fees                                               61,928
  Registration fees                                            49,698
  Professional fees                                            94,777
  Printing                                                     35,053
  Fees and expenses of nonaffiliated trustees                  31,929
  Miscellaneous                                                16,335
                                                           ----------
      Total expenses                                                       $  4,025,823
      Less fees paid indirectly                                                 (67,296)
                                                                           ------------
      Net expenses                                                         $  3,958,527
                                                                           ------------
        Net investment income                                              $ 18,414,343
                                                                           ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                         $ (2,437,239)
  Change in net unrealized gain on investments                              (32,832,549)
                                                                           ------------
  Net loss on investments                                                  $(35,269,788)
                                                                           ------------
  Net decrease in net assets resulting from operations                     $(16,855,445)
                                                                           ============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/99 and 12/31/98


                                                           Year Ended          Year Ended
                                                            12/31/99            12/31/98
FROM OPERATIONS:
Net investment income                                   $ 18,414,343       $ 18,401,335
Net realized gain (loss) on investments                   (2,437,239)        12,007,205
Change in net unrealized gain on investments             (32,832,549)        (5,848,257)
                                                        ------------       ------------
  Net increase (decrease) in net assets resulting
  from operations                                       $(16,855,445)      $ 24,560,283
                                                        ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A ($0.51 and $0.55 per share, respectively)     $(17,809,302)      $(17,980,683)
  Class B ($0.42 and $0.46 per share, respectively)         (473,569)          (289,800)
  Class C ($0.43 and $0.46 per share, respectively)         (148,848)           (94,932)
Net realized gain
  Class A ($0.02 and $0.34 per share, respectively)         (784,680)       (10,813,748)
  Class B ($0.02 and $0.34 per share, respectively)          (26,846)          (287,687)
  Class C ($0.02 and $0.34 per share, respectively)           (5,867)           (86,889)
                                                        ------------       ------------
   Total distributions to shareholders                  $(19,249,112)      $(29,553,739)
                                                        ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $100,949,129       $ 36,186,954
Reinvestment of distributions                             13,627,470         21,872,591
Cost of shares repurchased                              (102,330,723)       (66,710,982)
                                                        ------------       ------------
  Net increase (decrease) in net assets resulting
  from fund share transactions                          $ 12,245,876       $ (8,651,437)
                                                        ------------       ------------
  Net decrease in net assets                            $(23,858,681)      $(13,644,893)
NET ASSETS:
Beginning of year                                        407,442,319        421,087,212
                                                        ------------       ------------
End of year (including accumulated undistributed net
  investment income of $17,815 and $35,920,
  respectively)                                         $383,583,638       $407,442,319
                                                        ============       ============

26    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



CLASS A                              '99 Shares      '99 Amount           '98 Shares       '98 Amount
Shares sold                           7,543,435     $86,596,005            2,187,317     $ 26,771,233
Reinvestment of distributions         1,153,857      13,267,232            1,762,278       21,391,471
Less shares repurchased              (7,867,060)    (90,109,075)          (5,221,565)     (63,854,984)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)               830,232     $ 9,754,162           (1,271,970)    $(15,692,280)
                                     ==========     ===========           ==========     ============
CLASS B
Shares sold                             629,429     $ 7,279,180              520,467     $  6,346,574
Reinvestment of distributions            26,899         306,603               34,208          411,417
Less shares repurchased                (412,353)     (4,707,059)            (112,747)      (1,381,673)
                                     ----------     -----------           ----------     ------------
  Net increase                          243,975     $ 2,878,724              441,928     $  5,376,318
                                     ==========     ===========           ==========     ============
CLASS C
Shares sold                             608,030     $ 7,073,944              252,146     $  3,069,147
Reinvestment of distributions             4,704          53,635                5,781           69,703
Less shares repurchased                (656,171)     (7,514,589)            (120,497)      (1,474,325)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)               (43,437)    $  (387,010)             137,430     $  1,664,525
                                     ==========     ===========           ==========     ============


The accompanying notes are an integral part of these financial statements.   27

Pioneer Tax-Free Income Fund

FINANCIAL HIGHLIGHTS 12/31/99

                                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
CLASS A
Net asset value, beginning of year                         $  12.02     $  12.17     $  11.96     $  12.36     $  11.24
                                                           --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
  Net investment income                                    $   0.51     $   0.55     $   0.59     $   0.62     $   0.64
  Net realized and unrealized gain (loss) on investments      (1.02)        0.19         0.45        (0.21)        1.21
                                                           --------     --------     --------     --------     --------
    Net increase (decrease) from investment operations     $  (0.51)    $   0.74     $   1.04     $   0.41     $   1.85
Distributions to shareholders:
  Net investment income                                       (0.51)       (0.55)       (0.59)       (0.62)       (0.64)
  Net realized gain                                           (0.02)       (0.34)       (0.24)       (0.19)       (0.09)
                                                           --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                 $  (1.04)    $  (0.15)    $   0.21     $  (0.40)    $   1.12
                                                           --------     --------     --------     --------     --------
Net asset value, end of year                               $  10.98     $  12.02     $  12.17     $  11.96     $  12.36
                                                           ========     ========     ========     ========     ========
Total return*                                                 (4.29)%       6.20%        8.94%        3.57%       16.84%
Ratio of net expenses to average net assets+                   0.93%        0.93%        0.93%        0.92%        0.91%
Ratio of net investment income to average net assets+          4.43%        4.48%        4.87%        5.16%        5.37%
Portfolio turnover rate                                          24%          52%          22%          44%          35%
Net assets, end of year (in thousands)                     $368,559     $393,390     $413,856     $441,733     $476,584
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                 0.92%        0.92%        0.91%        0.90%        0.89%
  Net investment income                                        4.44%        4.49%        4.89%        5.18%        5.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

28  The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

FINANCIAL HIGHLIGHTS 12/31/99

                                                         Year Ended   Year Ended   Year Ended   Year Ended   4/28/95 to
                                                          12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
CLASS B
Net asset value, beginning of period                      $ 11.93      $ 12.09       $11.88       $12.31       $11.81
                                                          -------      -------       ------       ------       ------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.42      $  0.46       $ 0.50       $ 0.53       $ 0.35
  Net realized and unrealized gain (loss) on investments    (1.01)        0.18         0.44        (0.22)        0.58
                                                          -------      -------       ------       ------       ------
    Net increase (decrease) from investment operations    $ (0.59)     $  0.64       $ 0.94       $ 0.31       $ 0.93
Distributions to shareholders:
  Net investment income                                     (0.42)       (0.46)       (0.49)       (0.53)       (0.34)
  In excess of net investment income                            -            -            -        (0.02)           -
  Net realized gain                                         (0.02)       (0.34)       (0.24)       (0.19)       (0.09)
                                                          -------      -------       ------       ------       ------
Net increase (decrease) in net asset value                $ (1.03)     $ (0.16)      $ 0.21       $(0.43)      $ 0.50
                                                          -------      -------       ------       ------       ------
Net asset value, end of period                            $ 10.90      $ 11.93       $12.09       $11.88       $12.31
                                                          =======      =======       ======       ======       ======
Total return*                                               (5.01)%       5.43%        8.16%        2.66%        7.94%
Ratio of net expenses to average net assets+                 1.70%        1.64%        1.68%        1.67%        1.72%**
Ratio of net investment income to average net assets+        3.66%        3.73%        4.12%        4.38%        4.38%**
Portfolio turnover rate                                        24%          52%          22%          44%          35%
Net assets, end of period (in thousands)                  $12,520      $10,790       $5,588       $4,792       $2,069
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                               1.69%        1.63%        1.66%        1.65%        1.65%**
  Net investment income                                      3.67%        3.74%        4.14%        4.40%        4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    29

Pioneer Tax-Free Income Fund

FINANCIAL HIGHLIGHTS 12/31/99

                                                         Year Ended   Year Ended   Year Ended   1/31/96 to
                                                          12/31/99     12/31/98     12/31/97     12/31/96
CLASS C
Net asset value, beginning of period                       $11.94       $12.11       $11.88       $12.32
                                                           ------       ------       ------       ------
Increase (decrease) from investment operations:
  Net investment income                                    $ 0.43       $ 0.46       $ 0.49       $ 0.49
  Net realized and unrealized gain (loss) on investments    (1.00)        0.17         0.47        (0.24)
                                                           ------       ------       ------       ------
    Net increase (decrease) from investment operations     $(0.58)      $ 0.63       $ 0.96       $ 0.25
Distributions to shareholders:
  Net investment income                                     (0.43)       (0.46)       (0.49)       (0.49)
  In excess of net investment income                            -            -            -        (0.01)
  Net realized gain                                         (0.02)       (0.34)       (0.24)       (0.19)
                                                           ------       ------       ------       ------
Net increase (decrease) in net asset value                 $(1.03)      $(0.17)      $ 0.23       $(0.44)
                                                           ------       ------       ------       ------
Net asset value, end of period                             $10.91       $11.94       $12.11       $11.88
                                                           ======       ======       ======       ======
Total return*                                               (4.93)%       5.33%        8.32%        2.19%
Ratio of net expenses to average net assets+                 1.69%        1.63%        1.70%        1.71%**
Ratio of net investment income to average net assets+        3.62%        3.72%        4.04%        4.34%**
Portfolio turnover rate                                        24%          52%          22%          44%
Net assets, end of period (in thousands)                   $2,505       $3,262       $1,643       $  383
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                               1.65%        1.60%        1.67%        1.69%**
  Net investment income                                      3.66%        3.75%        4.07%        4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

30    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS 12/31/99

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

On March 31, 1999 (Closing Date), the Fund acquired the assets of the Pioneer Intermediate Tax-Free Fund in exchange solely for (i) the issuance of Class A, B and C shares of beneficial interest of the Fund and (ii) the assumption by the Fund of the liabilities of the Pioneer Intermediate Tax-Free Fund. Following this transfer, the Pioneer Intermediate Tax-Free Fund was liquidated and dissolved and Class A, B and C shares of the Fund were distributed to the former shareholders of the Pioneer Intermediate Tax-Free Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of the Pioneer Intermediate Tax-Free Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The net assets, net asset values per share and shares outstanding as of the Closing Date were:


                                                 Intermediate
                                                Tax-Free Fund
                                             (Pre-reorganization)
                              --------------------------------------------------
                                 Class A           Class B          Class C
                              --------------------------------------------------
Net Assets                    $54,324,957        $3,216,001        $961,794
Shares Outstanding              5,328,944           313,997          94,496
Net Asset Value Per Share           10.19             10.24           10.18

Pioneer Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS 12/31/99                             (continued)


                                   Tax-Free Income Fund (Pre-reorganization)
                              --------------------------------------------------
                                 Class A             Class B           Class C
                              --------------------------------------------------
Net Assets                    $384,347,190        $11,175,662        $4,352,569
Shares Outstanding              32,272,218            944,724           367,515
Net Asset Value Per Share            11.91              11.83             11.84


                                    Tax-Free Income Fund (Post-reorganization)
                              --------------------------------------------------
                                 Class A             Class B           Class C
                              --------------------------------------------------
Net Assets                    $438,672,147        $14,391,663        $5,314,363
Shares Outstanding              36,833,685          1,216,586           448,725
Net Asset Value Per Share            11.91              11.83             11.84

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Market discount is accreted daily on a straight-line basis. Original issue discount and market premium are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Tax-Free Income Fund


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   In order to comply with federal income tax regulations, the Fund has designated $18,414,343 as tax-exempt interest dividends. For purposes of the corporate dividend exclusion, none of the distributions per share qualify for the exclusion.

   At December 31, 1999, the Fund has reclassified $729 from accumulated undistributed net investment income to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $43,314 in underwriting commissions on the sale of fund shares during the year ended December 31, 1999.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of

Pioneer Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS 12/31/99                             (continued)

   related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1999, $169,736 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $38,266 in transfer agent fees payable to PSC at December 31, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement

Pioneer Tax-Free Income Fund


of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $85,836 in distribution fees payable to PFD at December 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $69,513 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $67,296 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 1999, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax-Free Income Fund as of December 31, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000

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Pioneer Tax-Free Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Eric W. Reckard, Treasurer
John W. Kendrick                Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer Logo] Pioneer Investment Management, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com

7309-00-0200
(Copyright) Pioneer Funds Distributor, Inc.
[Recyle Logo] Printed on Recycled Paper